UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2016 (July 13, 2016)

E. I. du Pont de Nemours and Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

974 Centre Road

Wilmington, Delaware 19805

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

On July 13, 2016, E. I. du Pont de Nemours and Company (the “Company”) received the letter attached hereto as Exhibit 99.1 from Action Network Fund (the “ANF Letter”). The ANF Letter references various pending and potential litigation and investigatory matters to which the Company is now, or may become, a party, including the multi-district litigation (MDL) related to personal injury cases associated with exposure to PFOA (the “PFOA MDL”). The ANF Letter was not prepared by or with any input from the Company. Except as expressly set forth herein, the Company is neither attesting to nor expressing any view regarding the accuracy or completeness of, and may have disagreements with, the information, positions, views and characterizations in the ANF Letter, including without limitation certain of the estimates regarding the number of potential claims or proceedings, potential dollar-value of exposure, future developments regarding the matters and parties and the characterization of the enforceability of DuPont’s indemnification claims against The Chemours Company. The Company takes no responsibility for the content of the ANF Letter. The Company is furnishing the ANF Letter herewith solely to inform the Company’s stockholders of its receipt and content and does not believe it contains any material information not previously disclosed by the Company.  With respect to the matters referenced in the ANF Letter, the Company directs stockholders to information furnished or filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”).

Contrary to any other assertions made in the ANF Letter, with respect to the matters referenced in the ANF Letter, including the PFOA MDL, the Company has, through information filed and furnished with the Commission prior to the date of this report, disclosed all information required to be disclosed by it under the United States federal securities laws regarding such matters through July 14, 2016.  In this regard, the Company refers stockholders in particular to the relevant disclosures in the Company’s Annual Report on Form 10-K, filed with the Commission on February 4, 2016, the Company’s Quarterly Report on Form 10-Q, filed with the Commission on April 26, 2016, and its Current Report on Form 8-K, furnished to the Commission on July 8, 2016.

The information set forth in this Current Report on Form 8-K is being furnished pursuant to Item 7.01, and such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Letter, dated July 13, 2016, from Action Network Fund to E. I. du Pont de Nemours and Company and The Dow Chemical Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Jeanmarie F. Desmond
Jeanmarie F. Desmond
Vice President and Controller

July 15, 2016

E. I. DU PONT DE NEMOURS AND COMPANY

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Letter, dated July 13, 2016, from Action Network Fund to E. I. du Pont de Nemours and Company and The Dow Chemical Company.